                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of National Property Analysts Master Limited Partnership ("NPAMLP") on Form 10-Q for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward B. Lipkin, President of EBL&S, Inc., the Managing General Partner of NPAMLP certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NPAMLP.

                                        NATIONAL PROPERTY ANALYSTS MASTER
                                        LIMITED PARTNERSHIP
                                        (Registrant)

                                        Date: August 12, 2005

                                        By: EBL&S, Inc., its managing
                                            general partner


                                        By: /s/ Edward B. Lipkin
                                            ------------------------------------
                                        Name: Edward B. Lipkin
                                        Title: President